                                                 CENTEX CORPORATION EXHIBIT 24a



                               CENTEX CORPORATION

                                POWER OF ATTORNEY



         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and David W. Quinn, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 (and related reoffer prospectus) relating to the reoffer of all shares of Common Stock, par value $0.25 per share, of Centex Corporation that are now held or will be held by affiliates of the Company, which shares were received or will be received by them pursuant to the exercise of stock options under the Centex Corporation Amended and Restated 1987 Stock Option Plan and/or the Centex Corporation Stock Option Plan, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of February, 1999.




                                                 /s/ ALAN B. COLEMAN
                                                 -------------------------------
                                                 Alan B. Coleman
                                                 Director
                                                 Centex Corporation



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                               CENTEX CORPORATION

                                POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and David W. Quinn, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 (and related reoffer prospectus) relating to the reoffer of all shares of Common Stock, par value $0.25 per share, of Centex Corporation that are now held or will be held by affiliates of the Company, which shares were received or will be received by them pursuant to the exercise of stock options under the Centex Corporation Amended and Restated 1987 Stock Option Plan and/or the Centex Corporation Stock Option Plan, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of February, 1999.




                                                   /s/ DAN W. COOK III
                                                   -----------------------------
                                                   Dan W. Cook III
                                                   Director
                                                   Centex Corporation

                               CENTEX CORPORATION

                                POWER OF ATTORNEY



         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and David W. Quinn, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 (and related reoffer prospectus) relating to the reoffer of all shares of Common Stock, par value $0.25 per share, of Centex Corporation that are now held or will be held by affiliates of the Company, which shares were received or will be received by them pursuant to the exercise of stock options under the Centex Corporation Amended and Restated 1987 Stock Option Plan and/or the Centex Corporation Stock Option Plan, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of February, 1999.




                                               /s/ JUAN L. ELEK
                                               ---------------------------------
                                               Juan L. Elek
                                               Director
                                               Centex Corporation




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                               CENTEX CORPORATION

                                POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and David W. Quinn, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 (and related reoffer prospectus) relating to the reoffer of all shares of Common Stock, par value $0.25 per share, of Centex Corporation that are now held or will be held by affiliates of the Company, which shares were received or will be received by them pursuant to the exercise of stock options under the Centex Corporation Amended and Restated 1987 Stock Option Plan and/or the Centex Corporation Stock Option Plan, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of February, 1999.




                                             /s/ CLINT W. MURCHISON, III
                                             -----------------------------------
                                             Clint W. Murchison, III
                                             Director
                                             Centex Corporation

                               CENTEX CORPORATION

                                POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and David W. Quinn, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 (and related reoffer prospectus) relating to the reoffer of all shares of Common Stock, par value $0.25 per share, of Centex Corporation that are now held or will be held by affiliates of the Company, which shares were received or will be received by them pursuant to the exercise of stock options under the Centex Corporation Amended and Restated 1987 Stock Option Plan and/or the Centex Corporation Stock Option Plan, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of February, 1999.




                                            /s/ CHARLES H. PISTOR
                                            ------------------------------------
                                            Charles H. Pistor
                                            Director
                                            Centex Corporation

                               CENTEX CORPORATION

                                POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and David W. Quinn, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 (and related reoffer prospectus) relating to the reoffer of all shares of Common Stock, par value $0.25 per share, of Centex Corporation that are now held or will be held by affiliates of the Company, which shares were received or will be received by them pursuant to the exercise of stock options under the Centex Corporation Amended and Restated 1987 Stock Option Plan and/or the Centex Corporation Stock Option Plan, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorney-in-Fact, may not be revoked until the Attorney-in-Fact has received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of February, 1999.




                                               /s/ PAUL R. SEEGERS
                                               ---------------------------------
                                               Paul R. Seegers
                                               Director
                                               Centex Corporation

                               CENTEX CORPORATION

                                POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and David W. Quinn, or either of such individuals, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 (and related reoffer prospectus) relating to the reoffer of all shares of Common Stock, par value $0.25 per share, of Centex Corporation that are now held or will be held by affiliates of the Company, which shares were received or will be received by them pursuant to the exercise of stock options under the Centex Corporation Amended and Restated 1987 Stock Option Plan and/or the Centex Corporation Stock Option Plan, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of February, 1999.




                                              /s/ PAUL T. STOFFEL
                                              ----------------------------------
                                              Paul T. Stoffel
                                              Director
                                              Centex Corporation